Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 50% Portfolio
September 30, 2024
VF50-NPRT3-1124
1.837320.118
Alternative Funds - 1.3%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $42,587,146)	4,164,151	54,175,609

Bond Funds - 38.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	3,345,255	30,943,612
Fidelity High Income Fund (b)	3,894,358	31,076,975
Fidelity Inflation-Protected Bond Index Fund (b)	4,375,758	41,044,609
Fidelity Long-Term Treasury Bond Index Fund (b)	4,041,010	40,975,842
Fidelity New Markets Income Fund (b)	174,783	2,273,927
Fidelity Total Bond Fund (b)	74,692,355	730,491,231
VIP Investment Grade Bond II Portfolio - Investor Class (b)	73,677,975	730,148,729
TOTAL BOND FUNDS (Cost $1,588,518,744)		1,606,954,925

Domestic Equity Funds - 32.2%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	124,871	11,635,520
Fidelity Contrafund (b)	4,365,782	92,161,663
Fidelity Enhanced Large Cap Core ETF (b)	672,835	21,591,275
Fidelity Enhanced Mid Cap ETF (b)	538,638	17,322,598
Fidelity Enhanced Small Cap ETF (b)	674,188	21,691,999
Fidelity Global Commodity Stock Fund (b)	308,302	5,999,567
Fidelity Low-Priced Stock Fund (b)	743,735	33,044,128
Fidelity Real Estate Investment Portfolio (b)	505,386	21,787,196
VIP Stock Selector All Cap Portfolio - Investor Class (b)	94,087,182	1,127,164,441
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,146,831,487)		1,352,398,387

International Equity Funds - 20.7%
	Shares	Value ($)
Fidelity Canada Fund (b)	344,764	24,998,813
Fidelity Emerging Markets Discovery Fund (b)	2,527,356	44,557,283
Fidelity Emerging Markets Fund (b)	5,488,484	224,643,634
Fidelity Enhanced International ETF (b)	2,951,662	89,376,325
Fidelity Infrastructure Fund (b)	284,167	3,952,760
Fidelity International Capital Appreciation Fund (b)	1,855,748	56,043,577
Fidelity International Discovery Fund (b)	1,226,199	64,375,437
Fidelity International Small Cap Fund (b)	823,092	28,125,038
Fidelity International Small Cap Opportunities Fund (b)	2,111,324	46,216,888
Fidelity International Value Fund (b)	4,305,442	48,479,274
Fidelity Japan Smaller Companies Fund (b)	1,974,376	34,097,473
Fidelity Overseas Fund (b)	2,913,686	201,801,878
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $597,589,703)		866,668,380

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/24/2024 (d)	5.23	1,130,000	1,126,591
US Treasury Bills 0% 10/31/2024 (d)	5.19	790,000	786,922
US Treasury Bills 0% 12/12/2024 (d)	4.94	240,000	237,854
US Treasury Bills 0% 12/19/2024 (d)	4.65	20,000	19,802
US Treasury Bills 0% 12/26/2024 (d)	4.54 to 4.55	180,000	178,063
US Treasury Bills 0% 12/5/2024 (d)	5.02	500,000	495,918
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,843,948)			2,845,150

Money Market Funds - 7.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $313,078,116)	4.89	313,015,513	313,078,116

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,691,449,144)	4,196,120,567
NET OTHER ASSETS (LIABILITIES) - 0.0%	750,189
NET ASSETS - 100.0%	4,196,870,756

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	64	Dec 2024	7,960,960	158,765	158,765

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,087	Dec 2024	124,223,719	(239,743)	(239,743)

TOTAL PURCHASED					(80,978)

Sold

Equity Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	345	Dec 2024	20,229,075	(1,309,380)	(1,309,380)

TOTAL FUTURES CONTRACTS					(1,390,358)
The notional amount of futures purchased as a percentage of Net Assets is 3.2%
The notional amount of futures sold as a percentage of Net Assets is 0.5%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,845,150.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	44,968,450	452,074,866	183,965,310	5,822,367	110	-	313,078,116	0.7%
Total	44,968,450	452,074,866	183,965,310	5,822,367	110	-	313,078,116

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	27,692,105	105,629	5,764,636	-	221,199	2,744,516	24,998,813
Fidelity Commodity Strategy Fund	12,941,471	299,951	1,953,692	261,245	(615,658)	963,448	11,635,520
Fidelity Contrafund	13,207,708	77,939,788	7,594,981	10,175	665,362	7,943,786	92,161,663
Fidelity Emerging Markets Discovery Fund	47,220,532	67,038	5,830,963	-	514,730	2,585,946	44,557,283
Fidelity Emerging Markets Fund	236,045,565	602,060	43,471,217	-	4,638,364	26,828,862	224,643,634
Fidelity Enhanced International ETF	78,219,043	-	-	1,983,517	-	11,157,282	89,376,325
Fidelity Enhanced Large Cap Core ETF	-	61,599,513	41,494,953	52,481	326,209	1,160,506	21,591,275
Fidelity Enhanced Large Cap Value ETF	22,919,966	-	24,670,905	222,797	7,020,127	(5,269,188)	-
Fidelity Enhanced Mid Cap ETF	-	16,091,730	-	80,195	-	1,230,868	17,322,598
Fidelity Enhanced Small Cap ETF	-	19,859,164	-	74,178	-	1,832,835	21,691,999
Fidelity Equity-Income Fund	41,261,275	222,657	44,513,449	138,955	10,905,346	(7,875,829)	-
Fidelity Floating Rate High Income Fund	55,502,687	3,268,539	27,482,027	3,142,377	(535,691)	190,104	30,943,612
Fidelity Global Commodity Stock Fund	6,466,383	19,876	1,006,384	-	423,686	96,006	5,999,567
Fidelity Hedged Equity Fund	54,975,688	14,859	9,526,438	14,858	1,772,193	6,939,307	54,175,609
Fidelity High Income Fund	21,961,088	12,037,029	4,264,931	1,297,240	22,623	1,321,166	31,076,975
Fidelity Inflation-Protected Bond Index Fund	72,138,790	688,410	33,119,245	534,410	(2,323,793)	3,660,447	41,044,609
Fidelity Infrastructure Fund	4,146,102	53,943	757,007	39,218	28,432	481,290	3,952,760
Fidelity International Capital Appreciation Fund	57,661,205	167,948	9,166,631	-	2,442,772	4,938,283	56,043,577
Fidelity International Discovery Fund	65,215,973	220,397	12,011,648	-	727,514	10,223,201	64,375,437
Fidelity International Small Cap Fund	30,326,894	86,636	4,714,044	-	1,106,947	1,318,605	28,125,038
Fidelity International Small Cap Opportunities Fund	42,049,904	114,309	-	-	-	4,052,675	46,216,888
Fidelity International Value Fund	48,065,402	114,308	6,246,518	-	748,573	5,797,509	48,479,274
Fidelity Japan Smaller Companies Fund	33,245,260	1	3,704,560	-	479,468	4,077,304	34,097,473
Fidelity Long-Term Treasury Bond Index Fund	43,599,007	20,435,093	21,912,270	756,445	(1,674,802)	528,814	40,975,842
Fidelity Low-Priced Stock Fund	63,561,353	4,248,068	37,790,686	3,227,107	3,785,314	(759,921)	33,044,128
Fidelity New Markets Income Fund	10,153,254	225,993	8,231,524	218,742	(1,407,954)	1,534,158	2,273,927
Fidelity Overseas Fund	278,927,160	830,785	112,680,591	-	39,499,911	(4,775,387)	201,801,878
Fidelity Real Estate Investment Portfolio	22,028,627	460,951	2,960,166	402,280	(179,099)	2,436,883	21,787,196
Fidelity Total Bond Fund	776,763,038	74,363,089	134,711,930	24,071,423	(2,825,063)	16,902,097	730,491,231
Fidelity U.S. Low Volatility Equity Fund	42,070,487	11,929	42,940,404	-	6,018,319	(5,160,331)	-
Fidelity Value Discovery Fund	24,469,106	46,155	25,786,957	-	8,190,312	(6,918,616)	-
VIP Investment Grade Bond II Portfolio - Investor Class	770,369,855	60,275,924	134,525,345	490,009	(3,888,739)	37,917,034	730,148,729
VIP Stock Selector All Cap Portfolio - Investor Class	1,294,325,367	3,331,153	358,379,259	-	34,389,877	153,497,303	1,127,164,441
	4,297,530,295	357,802,925	1,167,213,361	37,017,652	110,476,479	281,600,963	3,880,197,301

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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